UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
1934


Date of Report (Date of earliest event reported)   March 2, 1998
(December 18, 1997)


                  ENTERTAINMENT PROPERTIES TRUST
     (Exact name of Registrant as specified in its charter)


     Maryland              1-13561            43-179877
(State or other       (Commission File    (I.R.S. Employer No.)
jurisdiction             Number)           Identification
of Incorporation)


           One Kansas City Place
1200 Main Street, Suite 3250, Kansas City, Missouri  64105
    (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (816) 472-1700



________________________________________________________________
  (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     Entertainment Properties Trust (the "Company") issued press releases on the dates indicated on the table below, copies of which are attached hereto as Exhibits 99.1 through 99.5 and incorporated herein by reference.

Table Of Press Release Dates

DATE                     SUBJECT
December 18, 1997        First Quarterly Dividend Following
                         Successful IPO
December 23, 1997        Entertainment Properties Trust Adds
                         Three AMC Theatres
January 22, 1998         Year-End Results Above Analyst
                         Expectations
January 29, 1998         Tax Treatment For 1997 Dividend
February 2, 1998         Addition of Houston Theatre Megaplex

Item 7.   Financial Statements and Exhibits

     (c) EXHIBITS. The following Exhibits are filed with this report:

EXHIBIT NO.         DESCRIPTION

     99.1           Press Release, issued December 18, 1997
     99.2           Press Release, issued December 23, 1997
     99.3           Press Release, issued January 22, 1998
     99.4           Press Release, issued January 29, 1998
     99.5           Press Release, issued February 2, 1998


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   ENTERTAINMENT PROPERTIES TRUST

                                   By: /s/ R.S. Christian
                                       Scott Christian, Treasurer

Date: March 2, 1998